EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2014, originally filed with the Securities and Exchange Commission on December 23, 2014 (Accession Number
0001145443-14-001601). The sole purpose of this filing is to include attachments inadvertently omitted in the original filing.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4630

John Hancock Investment Trust III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

John Hancock

Greater China Opportunities Fund

Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Greater China Opportunities Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
24	Notes to financial statements
30	Auditor's report
31	Tax information
32	Continuation of investment advisory and subadvisory agreements
37	Trustees and Officers
41	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/14 (%)

The MSCI Golden Dragon Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following indexes: China, Hong Kong, and Taiwan. It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks gained despite China's economic challenges

Stimulus measures adopted by China's government provided support for China region stocks, helping to offset negative sentiment resulting from a slowdown in China's economic growth.

Weakness in China's real estate market weighed on fund results

Some of the fund's stocks with exposure to China's weakened real estate market weighed on relative performance.

Positions in select stocks aided performance

The fund's positions in Wisdom Holdings Group and China Everbright International, Ltd. were among those that added value.

SECTOR COMPOSITION AS OF 10/31/14 (%)

A note about risks

Foreign investing has additional risks, such as currency and market volatility and political and social instability. Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization, or expropriation of assets. The fund may invest in IPOs, which are frequently volatile in price and may lead to increased portfolio turnover. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The fund is non-diversified and may invest its assets in a small number of issuers. Performance could suffer significantly from adverse events affecting these issuers. Hedging, derivatives, and other strategic transactions may increase volatility and result in losses if not successful. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Kai-Kong Chay, CFA, John Hancock Asset Management

 Kai-Kong Chay, CFA
Portfolio Manager
John Hancock Asset Management

Although the past 12 months were volatile for China region stocks, the fund and its benchmark generated positive returns. What factors drove these results?

Investors in China's equity market continued to confront the reality of a slowdown in economic growth and uncertainty about whether China can achieve the 7.5% GDP growth target that its political leaders set for 2014. While that is the same target established for 2013, such a growth rate would be far short of the double-digit percentage increases that China achieved in the past. While we primarily employed a bottom-up approach to individual security selection, we continued to emphasize areas of China's equity market that we believe have stronger or more enduring growth potential than the broader economy, including segments of the information technology and healthcare sectors.

Such a growth slowdown is to be expected as the world's second-largest economy matures and China's leadership seeks to foster a transition from an export-driven economy to one that emphasizes domestic demand. In response to the recent uneven economic momentum during the period, the government adopted stimulus measures to boost lending and encourage infrastructure investment, and these initiatives helped to lift equities. Concerns about excessive debt weighed on segments of the real estate market, triggering steep declines in property values. As a result, some of the fund's holdings with exposure to real estate significantly detracted from results.

Despite China's economic challenges, sentiment was lifted by expectations that foreign investors would enjoy expanded access to China's stock market, resulting in greater flow of capital to sustain growth. In April 2014, securities regulators in Hong Kong and mainland China announced plans for the Shanghai-Hong Kong Stock Connect. This pilot program, which began operations in November 2014, allows investors outside China to trade shares on the Shanghai Stock Exchange, while also permitting certain investors in mainland China to trade stocks listed in Hong Kong.

What about Taiwan and Hong Kong, where the fund is also invested?

Equities in Taiwan and Hong Kong outperformed Chinese stocks. Strength in Taiwan's information technology sector helped lift that country's market. In Hong Kong, equities were supported by

"In response to the recent uneven economic momentum during the period, the government adopted stimulus measures to boost lending and encourage infrastructure investment... "
expectations about the impending launch of the Shanghai-Hong Kong Stock Connect program. In the final weeks of the period, market sentiment turned negative as a result of civil unrest in Hong Kong. Protesters in the former British colony held large rallies to demand greater political autonomy from China's central government.

Across China, Taiwan, and Hong Kong, which holdings had the biggest negative impact on the fund's results?

The position that had the most significant negative impact on relative performance was TWi Pharmaceuticals, Inc., a Taiwan-based drugmaker. Its shares fell sharply as a result of a delay in securing regulatory approval for a generic drug. We sold the fund's position in TWi Pharmaceuticals during the period.

Three holdings with significant exposure to the decline in China's real estate market also detracted: Hong Kong-based real estate investment holding company China Resources Land, Ltd., Chinese property developer and manager Sunac China Holdings, Ltd., and Chinese Internet portal SouFun Holdings, Ltd. Each of these stocks fell sharply, and we sold the fund's positions in Sunac China and SouFun during the period.

Which holdings stood out as strong performers?

The biggest relative contribution came from Wisdom Holdings Group, a China-based sports competition organizer and producer of television programs. Shares of Wisdom Holdings rose sharply as the company posted strong revenue growth.

Another strong contributor was Kingsoft Corp., Ltd., a China-based maker of software for online gaming, information security, and office applications. Broadened product offerings from Kingsoft

COUNTRY COMPOSITION AS OF 10/31/14 (%)

China	38.0
Hong Kong	34.8
Taiwan	24.5
Macau	1.5

As a percentage of net assets.

Cash and cash equivalents are not included.

"We also take a cautious view of China's short-term economic prospects because it could take years to realize tangible benefits from the economic reforms that the government has recently implemented."

generated increased traffic to its online applications. We sold the fund's position in Kingsoft during the period.

Other contributors included waste treatment developer China Everbright International, Ltd. (Hong Kong), specialized glassmaker Xinyi Solar Holdings, Ltd. (China), pharmaceutical firm CSPC Pharmaceutical Group, Ltd. (China), and Internet and mobile communications services provider Tencent Holdings, Ltd. (China). We sold the fund's positions in Xinyi Solar and CSPC Pharmaceutical during the period.

How was the fund positioned at the end of the period?

The fund was underweight in telecommunication services because we see potential competitive threats to many of the state-owned enterprises within the sector in China as a result of increasing privatization. The fund was also slightly underweight in bank stocks within the financials sector, as we continue to view the credit environment in China as weak.

We also take a cautious view of China's short-term economic prospects because it could take years to realize tangible benefits from the economic reforms that the government recently implemented. We do, however, see strong opportunities within growth segments of the China region economies, including e-commerce and mobile communications.

TOP TEN HOLDINGS AS OF 10/31/14 (%)

Taiwan Semiconductor Manufacturing Company, Ltd.	6.5
Tencent Holdings, Ltd.	4.4
China Mobile, Ltd.	4.1
China Construction Bank Corp., H Shares	3.7
AIA Group, Ltd.	3.5
Industrial & Commercial Bank of China, Ltd., H Shares	3.4
Wisdom Holdings Group	3.2
Hon Hai Precision Industry Company, Ltd.	2.3
Ping An Insurance Group Company, H Shares	2.3
Sun Hung Kai Properties, Ltd.	2.1
TOTAL	35.5
As a percentage of net assets.
Cash and cash equivalents are not included.

Were there any substantive changes in the fund's operations during the period?

Oscar Leung, a member of the portfolio management team, left John Hancock Asset Management in June 2014 and consequently no longer serves as a co-portfolio manager of the fund. Ronald Chan, CFA, and I continue to serve as co-portfolio managers, managing the fund with the same investment philosophy and process that we employed before Oscar's departure.

MANAGED BY

Kai-Kong Chay, CFA On the fund since 2011 Investing since 1997
Ronald Chan, CFA On the fund since 2011 Investing since 1995

The views expressed in this report are exclusively those of Kai-Kong Chay, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception		5-year	Since inception
Class A	1.07	5.28	10.17	[1]	29.37	148.57	[1]
Class B	0.44	5.17	9.93	[1]	28.68	143.35	[1]
Class C	4.45	5.50	9.92	[1]	30.71	143.28	[1]
Class I2	6.79	6.71	11.04	[1]	38.34	167.61	[1]
Class NAV[2]	6.88	6.93	4.97	[3]	39.82	46.32	[3]
Index†	8.70	6.73	9.41	[1]	38.51	132.76	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class NAV
Gross (%)	1.80	2.66	2.61	2.82	1.28
Net (%)	1.80	2.57	2.61	1.34	1.28

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index is the MSCI Golden Dragon Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Greater China Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI Golden Dragon Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	6-9-05	24,335	24,335	23,276
Class C4	6-9-05	24,328	24,328	23,276
Class I2	6-9-05	26,761	26,761	23,276
Class NAV[2]	12-28-06	14,632	14,632	15,592

The MSCI Golden Dragon Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following Indexes: China, Hong Kong, and Taiwan.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	From 6-9-05.
2	For certain types of investors, as described in the fund's prospectuses.
3	From 12-28-06.
4	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,077.80	$8.96	1.71%
Class B	1,000.00	1,072.90	13.16	2.52%
Class C	1,000.00	1,072.40	13.41	2.57%
Class I	1,000.00	1,079.30	7.02	1.34%
Class NAV	1,000.00	1,079.90	6.49	1.24%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,016.60	$8.70	1.71%
Class B	1,000.00	1,012.50	12.78	2.52%
Class C	1,000.00	1,012.20	13.02	2.57%
Class I	1,000.00	1,018.50	6.82	1.34%
Class NAV	1,000.00	1,019.00	6.30	1.24%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 98.7%		$75,941,185
(Cost $62,092,461)
China 38.0%		29,221,587
Bank of China, Ltd., H Shares	2,874,000	1,375,645
Best Pacific International Holdings, Ltd., H Shares	888,000	441,451
CAR, Inc. (I)	343,000	502,438
China Animal Healthcare, Ltd.	1,408,000	1,160,497
China CITIC Bank Corp., Ltd., H Shares	1,792,000	1,167,397
China Conch Venture Holdings, Ltd.	289,000	603,542
China Construction Bank Corp., H Shares	3,829,000	2,856,813
China Petroleum & Chemical Corp., H Shares	838,000	726,723
CNOOC, Ltd.	724,000	1,131,842
Great Wall Motor Company, Ltd., H Shares	292,000	1,281,353
Guangzhou Baiyunshan Pharmaceutical Company, Ltd., H Shares	176,000	601,515
Huadian Fuxin Energy Corp., Ltd., H Shares	1,734,000	997,644
Industrial & Commercial Bank of China, Ltd., H Shares	3,992,500	2,645,693
JD.com, Inc., ADR (I)	30,773	735,167
Jumei International Holding, Ltd., ADR (I)	12,379	333,243
PetroChina Company, Ltd., H Shares	564,000	706,823
PICC Property & Casualty Company, Ltd., H Shares	528,000	968,583
Ping An Insurance Group Company of China, Ltd., H Shares	216,500	1,769,829
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	255,500	919,875
Sinopec Yizheng Chemical Fibre Company, Ltd., H Shares (I)	1,650,000	729,223
Sound Global, Ltd. (I)	665,000	771,262
Tencent Holdings, Ltd.	212,400	3,413,749
Wisdom Holdings Group	3,183,000	2,463,523
YY, Inc., ADR (I)	11,076	917,757
Hong Kong 34.7%		26,709,054
AIA Group, Ltd.	481,600	2,687,533
Beijing Development Hong Kong, Ltd. (I)	2,442,000	894,636
BOC Hong Kong Holdings, Ltd.	334,000	1,114,010
Cheung Kong Holdings, Ltd.	86,000	1,530,024
Cheung Kong Infrastructure Holdings, Ltd.	132,000	964,171
China Everbright International, Ltd.	696,000	968,166
China Gas Holdings, Ltd.	370,000	659,609
China Mobile, Ltd.	254,500	3,173,182
China Resources Land, Ltd.	336,000	798,317
China South City Holdings, Ltd.	1,586,000	722,425
China Taiping Insurance Holdings Company, Ltd. (I)	591,400	1,261,929

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Galaxy Entertainment Group, Ltd.	214,000	$1,464,691
Global Brands Group Holding, Ltd. (I)	2,514,000	553,912
Guangdong Investment, Ltd.	712,000	934,745
Hong Kong & China Gas Company, Ltd.	295,991	691,194
Hong Kong Exchanges & Clearing, Ltd.	38,900	863,705
Hutchison Whampoa, Ltd.	120,000	1,524,763
Lijun International Pharmaceutical Holding Company, Ltd.	740,000	360,231
New World Development Company, Ltd.	949,000	1,195,349
Shimao Property Holdings, Ltd.	641,000	1,381,237
Sun Hung Kai Properties, Ltd.	108,000	1,615,661
Vinda International Holdings, Ltd.	595,000	902,483
Xinyi Glass Holdings, Ltd.	760,000	447,081
Macau 1.5%		1,156,308
Sands China, Ltd.	185,200	1,156,308
Taiwan 24.5%		18,854,236
Adlink Technology, Inc.	234,000	595,457
Advanced Semiconductor Engineering, Inc.	625,000	753,971
Aerospace Industrial Development Corp. (I)	502,000	550,415
Catcher Technology Company, Ltd.	88,000	742,873
Chilisin Electronics Corp.	356,400	317,861
China Steel Corp.	633,000	546,102
CTBC Financial Holding Company, Ltd.	1,937,109	1,358,457
Cub Elecparts, Inc.	90,000	949,477
Delta Electronics, Inc.	159,000	953,872
Epistar Corp.	202,000	365,277
Fubon Financial Holding Company, Ltd.	308,000	521,420
Hon Hai Precision Industry Company, Ltd.	568,960	1,800,757
Largan Precision Company, Ltd.	8,000	561,994
MediaTek, Inc.	51,000	728,431
Mega Financial Holding Company, Ltd.	899,000	745,628
Novatek Microelectronics Corp.	91,000	471,021
Radiant Opto-Electronics Corp.	95,000	331,959
Sercomm Corp.	275,000	614,046
SinoPac Financial Holdings Company, Ltd.	1,105,696	480,066
Taiwan Semiconductor Manufacturing Company, Ltd.	1,148,089	4,976,817
Uni-President Enterprises Corp.	284,000	488,335
Rights 0.1%		$76,068
(Cost $0)
China Taiping Insurance Holdings Company, Ltd. (Expiration Date: 11-18-14; Strike Price: HKD 11.89) (I)	124,194	76,068

SEE NOTES TO FINANCIAL STATEMENTS13

Shares	Value
Taiwan (continued)
Total investments (Cost $62,092,461)† 98.8%	$76,017,253
Other assets and liabilities, net 1.2%	$902,311
Total net assets 100.0%	$76,919,564

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
ADR	American Depositary Receipts
HKD	Hong Kong Dollar
(I)	Non-income producing security.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $62,366,445. Net unrealized appreciation aggregated $13,650,808, of which $15,218,827 related to appreciated investment securities and $1,568,019 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments, at value (Cost $62,092,461)	$76,017,253
Cash	216,210
Foreign currency, at value (Cost $678,865)	678,835
Receivable for investments sold	384,770
Receivable for fund shares sold	127,542
Dividends receivable	24,796
Receivable due from advisor	609
Other receivables and prepaid expenses	35,318
Total assets	77,485,333
Liabilities
Payable for investments purchased	356,980
Payable for fund shares repurchased	80,245
Payable to affiliates
Accounting and legal services fees	1,192
Transfer agent fees	14,463
Distribution and service fees	23,315
Other liabilities and accrued expenses	89,574
Total liabilities	565,769
Net assets	$76,919,564
Net assets consist of
Paid-in capital	$56,066,720
Undistributed net investment income	623,349
Accumulated net realized gain (loss) on investments and foreign currency transactions	6,304,735
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	13,924,760
Net assets	$76,919,564

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($47,278,143 ÷ 2,080,285 shares)[1]	$22.73
Class B ($4,689,121 ÷ 213,843 shares)[1]	$21.93
Class C ($9,161,289 ÷ 417,891 shares)[1]	$21.92
Class I ($3,642,191 ÷ 160,332 shares)	$22.72
Class NAV ($12,148,820 ÷ 528,735 shares)	$22.98
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$23.93

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 10-31-14

Investment income
Dividends	$2,291,586
Less foreign taxes withheld	(176,579)
Total investment income	2,115,007
Expenses
Investment management fees	718,773
Distribution and service fees	282,285
Accounting and legal services fees	14,009
Transfer agent fees	85,112
Trustees' fees	1,217
State registration fees	65,562
Printing and postage	16,329
Professional fees	40,293
Custodian fees	83,160
Registration and filing fees	35,774
Other	9,649
Total expenses	1,352,163
Less expense reductions	(28,689)
Net expenses	1,323,474
Net investment income	791,533
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	6,350,775
6,350,775
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(2,906,766)
(2,906,766)
Net realized and unrealized gain	3,444,009
Increase in net assets from operations	$4,235,542

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-14	Year ended 10-31-13
Increase (decrease) in net assets
From operations
Net investment income	$791,533	$237,869
Net realized gain	6,350,775	4,460,875
Change in net unrealized appreciation (depreciation)	(2,906,766)	7,825,904
Increase in net assets resulting from operations	4,235,542	12,524,648
Distributions to shareholders
From net investment income
Class A	(351,058)	(149,779)
Class I	(14,936)	(8,079)
Class NAV	(12,022)	(4,274)
From net realized gain
Class A	(370,296)	—
Class B	(62,772)	—
Class C	(86,761)	—
Class I	(9,751)	—
Class NAV	(7,444)	—
Total distributions	(915,040)	(162,132)
From fund share transactions	6,961,268	(10,993,645)
Total increase	10,281,770	1,368,871
Net assets
Beginning of year	66,637,794	65,268,923
End of year	$76,919,564	$66,637,794
Undistributed net investment income	$623,349	$230,301

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$21.70	$17.99	$16.90	$20.24	$17.33
Net investment income[1]	0.24	0.12	0.06	0.14	0.08
Net realized and unrealized gain (loss) on investments	1.13	3.65	1.18	(3.41)	2.94
Total from investment operations	1.37	3.77	1.24	(3.27)	3.02
Less distributions
From net investment income	(0.16)	(0.06)	(0.15)	(0.07)	(0.11)
From net realized gain	(0.18)	—	—	—	—
Total distributions	(0.34)	(0.06)	(0.15)	(0.07)	(0.11)
Net asset value, end of period	$22.73	$21.70	$17.99	$16.90	$20.24
Total return (%)[2,3]	6.39	21.01	7.51	(16.24)	17.46
Ratios and supplemental data
Net assets, end of period (in millions)	$47	$46	$44	$53	$80
Ratios (as a percentage of average net assets):
Expenses before reductions	1.71	1.74	1.80	1.67	1.73
Expenses including reductions	1.71	1.74	1.80	1.67	1.70
Net investment income	1.10	0.60	0.37	0.67	0.45
Portfolio turnover (%)	123	93	132	145	71

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$20.97	$17.49	$16.42	$19.76	$16.95
Net investment income (loss)[1]	0.01	(0.08)	(0.08)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	1.13	3.56	1.18	(3.32)	2.87
Total from investment operations	1.14	3.48	1.10	(3.34)	2.81
Less distributions
From net investment income	—	—	(0.03)	—	— [2]
From net realized gain	(0.18)	—	—	—	—
Total distributions	(0.18)	—	(0.03)	—	—
Net asset value, end of period	$21.93	$20.97	$17.49	$16.42	$19.76
Total return (%)[3,4]	5.44	19.90	6.70	(16.90)	16.58
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$8	$9	$11	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	2.67	2.67	2.61	2.46	2.49
Expenses including reductions	2.59	2.67	2.61	2.46	2.45
Net investment income (loss)	0.06	(0.39)	(0.45)	(0.11)	(0.31)
Portfolio turnover (%)	123	93	132	145	71

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$20.96	$17.48	$16.41	$19.75	$16.94
Net investment income (loss)[1]	0.05	(0.05)	(0.07)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	1.09	3.53	1.17	(3.32)	2.86
Total from investment operations	1.14	3.48	1.10	(3.34)	2.81
Less distributions
From net investment income	—	—	(0.03)	—	— [2]
From net realized gain	(0.18)	—	—	—	—
Total distributions	(0.18)	—	(0.03)	—	—
Net asset value, end of period	$21.92	$20.96	$17.48	$16.41	$19.75
Total return (%)[3,4]	5.45	19.91	6.71	(16.91)	16.59
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$11	$10	$12	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	2.58	2.62	2.61	2.45	2.48
Expenses including reductions	2.57	2.62	2.61	2.45	2.44
Net investment income (loss)	0.24	(0.27)	(0.43)	(0.12)	(0.26)
Portfolio turnover (%)	123	93	132	145	71

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$21.71	$17.96	$16.82	$20.14	$17.24
Net investment income[1]	0.45	0.17	0.12	0.18	0.01
Net realized and unrealized gain (loss) on investments	1.01	3.69	1.20	(3.41)	3.02
Total from investment operations	1.46	3.86	1.32	(3.23)	3.03
Less distributions
From net investment income	(0.27)	(0.11)	(0.18)	(0.09)	(0.13)
From net realized gain	(0.18)	—	—	—	—
Total distributions	(0.45)	(0.11)	(0.18)	(0.09)	(0.13)
Net asset value, end of period	$22.72	$21.71	$17.96	$16.82	$20.14
Total return (%)[2]	6.79	21.57	8.01	(16.12)	17.61
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$1	$1	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	2.14	2.79	2.74	2.02	1.83
Expenses including reductions	1.34	1.31	1.39	1.53	1.57
Net investment income	2.02	0.85	0.73	0.87	0.08
Portfolio turnover (%)	123	93	132	145	71

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

22SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$21.95	$18.18	$17.07	$20.42	$17.47
Net investment income[1]	0.62	0.23	0.15	0.26	0.20
Net realized and unrealized gain (loss) on investments	0.87	3.67	1.21	(3.47)	2.96
Total from investment operations	1.49	3.90	1.36	(3.21)	3.16
Less distributions
From net investment income	(0.28)	(0.13)	(0.25)	(0.14)	(0.21)
From net realized gain	(0.18)	—	—	—	—
Total distributions	(0.46)	(0.13)	(0.25)	(0.14)	(0.21)
Net asset value, end of period	$22.98	$21.95	$18.18	$17.07	$20.42
Total return (%)[2]	6.88	21.53	8.20	(15.82)	18.17
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.28	1.24	1.14	1.11
Expenses including reductions	1.24	1.27	1.24	1.14	1.11
Net investment income	2.80	1.12	0.87	1.30	1.08
Portfolio turnover (%)	123	93	132	145	71

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS23

Notes to financial statements

Note 1 — Organization

John Hancock Greater China Opportunities Fund (the fund) is a series of John Hancock Investment Trust III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
China	$29,221,587	$1,986,167	$27,235,420	—
Hong Kong	26,709,054	—	26,709,054	—
Macau	1,156,308	—	1,156,308	—
Taiwan	18,854,236	—	18,854,236	—
Rights	76,068	—	76,068	—
Total Investments in Securities	$76,017,253	$1,986,167	$74,031,086	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Funds investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2014 were $438. For the year ended October 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2014 and 2013 was as follows:

	October 31,2014	October 31,2013
Ordinary Income	$378,016	$162,132
Long-Term Capital Gain	537,024	—
Total	$915,040	$162,132

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $833,588 of undistributed ordinary income and $6,368,479 long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily foreign currency transactions, passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $1 billion of the fund's average daily net assets; (b) 0.95% of the next $1 billion of the fund's average daily net assets and (c) 0.90% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective March 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares, including Rule 12b-1 fees, transfer agent and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 1.30% of average net assets of the class. The current waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to Class I shares to limit expenses for the class, to the extent that expense exceed 1.34% of average annual assets of the class. Expenses exclude taxes, brokerage commission, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and short dividend expense. The current limitation expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $3,040, $5,410, $657, $19,050 and $532 for Class A, Class B, Class C, Class I and Class NAV shares for the year ended October 31, 2014.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2014 were equivalent to a net annual effective rate of 0.96% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $49,793 for the year ended October 31, 2014. Of this amount, $8,120 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $39,300 was paid as sales commissions to broker-dealers and $2,373 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2014, CDSCs received by the Distributor amounted to $1,000, $7,691 and $8,764 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2014 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$119,726	$60,602	$16,270	$10,970
Class B	63,548	8,456	16,055	1,857
Class C	99,011	13,159	16,055	2,653
Class I	—	2,895	17,182	849
Total	$282,285	$85,112	$65,562	$16,329

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2014 and 2013 were as follows:

		Year ended 10-31-14		Year ended 10-31-13
	Shares	Amount	Shares	Amount
Class A shares
Sold	423,854	$9,505,011	351,303	$7,038,278
Distributions reinvested	31,480	690,666	7,450	142,957
Repurchased	(507,463)	(11,254,939)	(691,449)	(13,833,063)
Net decrease	(52,129)	($1,059,262)	(332,696)	($6,651,828)
Class B shares
Sold	3,418	$73,910	13,376	$260,352
Distributions reinvested	2,566	54,723	—	—
Repurchased	(159,719)	(3,415,247)	(147,088)	(2,859,726)
Net decrease	(153,735)	($3,286,614)	(133,712)	($2,599,374)
Class C shares
Sold	44,713	$960,086	66,498	$1,299,435
Distributions reinvested	3,334	71,082	—	—
Repurchased	(134,998)	(2,904,809)	(155,315)	(3,033,450)
Net decrease	(86,951)	($1,873,641)	(88,817)	($1,734,015)
Class I shares
Sold	134,058	$2,976,018	261,010	$5,342,010
Distributions reinvested	847	18,506	331	6,331
Repurchased	(29,178)	(643,007)	(270,126)	(5,471,457)
Net increase (decrease)	105,727	$2,351,517	(8,785)	($123,116)
Class NAV shares
Sold	511,694	$11,342,767	12,438	$252,725
Distributions reinvested	881	19,466	221	4,274
Repurchased	(23,883)	(532,965)	(7,194)	(142,311)
Net increase	488,692	$10,829,268	5,465	$114,688
Total net increase (decrease)	301,604	$6,961,268	(558,545)	($10,993,645)

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV shares on October 31, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $93,197,866 and $86,973,735, respectively, for the year ended October 31, 2014.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2014, the following fund had an affiliated ownership of 5% or more of the fund's net assets: John Hancock Funds II Lifestyle Aggressive Portfolio 15.8%.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust III and Shareholders of
John Hancock Greater China Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Greater China Opportunities Fund (the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2014

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $2,291,586. The fund intends to pass through foreign tax credits of $175,988.

The fund paid $537,024 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Continuation of investment advisory and subadvisory agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (North America) LLC (the Subadvisor) for John Hancock Great China Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one- and three-year periods ended December 31, 2013 and underperformed its benchmark index and its peer group average for the five-year period ended December 31, 2013. The Board took into account management's discussion of the fund's performance and noted that performance has improved since changes were made to the portfolio management team. The Board noted the fund's favorable performance relative to the benchmark index and peer group for the one- and three-year periods and that the fund's longer-term performance reflects the prior portfolio management team. The Board concluded that the fund's performance has generally outperformed or been in-line with the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and total expenses for the fund are lower than the peer group median. The Board also took into account management's discussion of the fund's expenses, including action taken that will further reduce certain fund expenses.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	the Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisor fees for this fund are lower than the peer group median.

The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund has generally outperformed or been in line with the historical performance of comparable funds and the fund's benchmark; and
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2005	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2005	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

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Fundamental All Cap Core

Fundamental Large Cap Core

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Large Cap Equity

Select Growth

Small Cap Equity

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Small Company

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U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

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Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

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John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Greater China Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205615	08A 10/14 12/14

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2014, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $30,056 for the fiscal year ended October 31, 2014 for John Hancock Greater China Opportunities Fund and $27,340 for the fiscal year ended October 31, 2013 for John Hancock Greater China Opportunities Fund These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related service fees for the fiscal year ended October 31, 2014 amounted to $557 for John Hancock Greater China Opportunities Fund and $1,236 for the fiscal year ended October 31, 2013 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates for service provider internal controls reviews were $198,642 and $51,270 for the fiscal years ended October 31, 2014 and 2013, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,900 for the fiscal year ended October 31, 2014 for John Hancock Greater China Opportunities Fund and $3,461 for the fiscal year ended October 31, 2013 for John Hancock Greater China Opportunities Fund. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees for the fiscal year ended October 31, 2014 amounted to $383 for John Hancock Greater China Opportunities Fund and $213 for the fiscal year ended October 31, 2013 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2014, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $5,636,080 for the fiscal year ended October 31, 2014 and $4,602,543 for the fiscal year ended October 31, 2013.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust III

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 12, 2014

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 12, 2014